EXHIBIT 10(cc)(2)


The Black & Decker Corporation           Leonard A. Strom
701 East Joppa Road, TW 235              Senior Vice President - Human Resources
Towson, Maryland  21286
410 716 3525


March 30, 1998


Mr. Frederik B van den Bergh
Le Cret Chemin de la Sabliere
74140 Chens le Pont
FRANCE


Dear Frits:

This is an amendment to our offer letter dated May 9, 1997. Section 6 of the letter states that it is a condition of our offer that you relocate your home to be within a reasonable commuting distance of Slough prior to September 1, 1998. We have agreed at your request to extend the relocation date by one year, to September 1, 1999. All other terms and conditions of our letter agreement remain in full force and effect.

If you concur with this change, please sign, date, and return the enclosed copy of this letter to indicate your acceptance.

Sincerely,


THE BLACK & DECKER CORPORATION


/s/LEONARD A. STROM
--------------------
Leonard A. Strom
Senior Vice President
Human Resources



ACCEPTED AND AGREED:

/s/FREDERIK B. VAN DEN BERGH       21/April/1998
-----------------------------      -------------
Frederik B. van den Bergh          Date